                                                                Exhibit 24(b)

                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                            TRAVELERS TARGET MATURITY
                                     TTM II


                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS:


      That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director and Chairman of the Board, President and Chief Executive Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Life and Annuity Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

      IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June
2000.


                              /s/George C. Kokulis
                              Director and Chairman of the Board
                              President and Chief Executive Officer
                              The Travelers Life and Annuity Company

                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                            TRAVELERS TARGET MATURITY
                                     TTM II


                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS:


      That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director, Executive
Vice President, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Life and Annuity Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

      IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June
2000.


                              /s/Glenn D. Lammey
                              Director, Executive Vice President
                              Chief Financial Officer
                              Chief Accounting Officer and Controller
                              The Travelers Life and Annuity Company

                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                            TRAVELERS TARGET MATURITY
                                     TTM II


                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS:


      That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, Director, Senior Vice President and General Counsel of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST
J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Life and Annuity Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

      IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June
2000.


                            /s/ Marla Berman Lewitus
                            Director, Senior Vice President and
                            General Counsel
                            The Travelers Life and Annuity Company

                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                            TRAVELERS TARGET MATURITY
                                     TTM II


                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS:


      That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, a Director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Life and Annuity Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

      IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June
2000.

                            /s/Katherine M. Sullivan
                            Director
                            The Travelers Life and Annuity Company